Deepwater and Newbuild Rig Symposium



March 22-24, 2007
Singapore

Deepwater and Newbuild Rig Symposium



Jay Swent

*Senior Vice President &
Chief Financial Officer*

ENSCO

Singapore - March 23, 2007

ENSCO

Forward-Looking Statements & Non-GAAP Reconciliations

This presentation may contain statements regarding the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future that are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) industry conditions and competition, (ii) cyclical nature of the industry, (iii) worldwide expenditures for oil and gas drilling, (iv) operational risks and insurance, (v) risks associated with operating in foreign jurisdictions, (vi) renegotiation, nullification, contractual termination rights, or breach of contracts with customers or other parties, (vii) environmental liabilities that may arise in the future which are not covered by insurance or indemnity, (viii) the impact of current and future laws and government regulation, as well as repeal or modification of same, affecting the oil and gas industry in general and the Company's operations in particular, (ix) changes in the dates the Company's rigs undergoing shipyard construction, enhancement or other work will enter a shipyard or return to service, (x) actual costs associated with the fleet renewal program, and (xi) the risks described from time to time in the Company's SEC filings in general, and the risk factors section of the Company's latest annual report on Form 10-K and quarterly report on Form 10-Q in particular. To the extent not provided in this presentation, reconciliations of any non-GAAP measures discussed in this presentation will be available in the Investors section of ENSCO's website. To access this information online, go to http://www.enscous.com and click on the "Investors" / "Presentation" links.

ENSCO

ENSCO Jackup Fleet



1996
Domestic
63%
International
37%

35 Rigs
22 Domestic / 13 International



2007
Domestic
32%
International
68%

44 Rigs
14 Domestic / 30 International

Note: Includes ENSCO 108 now under construction

ENSCO

Deepwater – 180 Billion BOE Oil and Gas Await Discovery


Produced Reserves
Yet-to-Find Reserves
Remaining
Reserves (mmboe)
50,000
40,000
30,000
20,000
10,000
0
-10,000
US Gulf of Mexico
Mexico
Brazil
Nigeria
Angola
Egypt
Australia
Norway
Indonesia

Source: 2004 The Future of Deepwater, Wood Mackenzie

Targeting the Heart of the Deepwater Market*



180
160
140
120
100
80
60
40
20
0
No. of Projects
1500' - 3000'
3001' - 8500'
> 8500'
Water Depth

* Includes current projects under study, planned and in progress, excludes projects in Canada and North Sea
Source: ODS Atlantis Deepwater Report Dec. 2006

Deepwater Field Development Projects – By Region



Australia/New Zealand 4%
India 1%
Gulf of Mexico 41%
Mediterranean 4%
Southeast Asia 5%
West Africa 33%
South America 12%

* Includes current projects under study, planned and in progress, excludes projects in Canada and North Sea
Source: ODS Atlantis Deepwater Report Dec. 2006

Ultra-Deepwater Semi Market


Transocean
10%
Diamond
8%
ENSCO
8%
SeaDrill
13%
Noble
8%
GlobalSF
6%
Maersk
6%
Other
41%

Existing	18
Under Construction	34
Total	52

Source: ODS –Petrodata – Includes fifth and sixth generation semis, both existing and under construction

ENSCO

ENSCO 7500
Operational Highlights

- Currently key rig in development of Chevron's deepwater Miocene reservoirs
- Performed all the development drilling on ConocoPhillips Magnolia field (the world's deepest TLP)
- Completed all the development drilling for Total's Matterhorn deepwater field
- Drilled a number of Anadarko's initial deepwater prospects



ConocoPhillips Magnolia Project

ENSCO


ENSCO 7500
First-Ever GOM Well Test from a DP Semi

ENSCO Deepwater Fleet Customer List

ENSCO 7500

Anadarko ($65M)

Dominion ($9M)

Burlington ($113M)

Chevron ($72M)

ConocoPhillips ($44M)

Total Fina ($32M)

Mariner Energy ($3M)

ENSCO 8500

Anadarko (Kerr McGee)

Dominion

ENSCO 8501

Nexen

Noble Energy



Note: ENSCO 7500 revenues by customer shown in parentheses

ENSCO

ENSCO 7500 Economics



200
180
160
140
120
100
80
60
40
20
0
Index
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

* GlobalSantaFe SCORE compares current rig profitability to that which prevailed in the 1981 peak when SCORE = 100

ENSCO

ENSCO 8500 Series™ Deepwater Semis



Profile:

- Developed from proven ENSCO 7500 semi operating since 2000
- 8,500' water depth – easily upgraded to 10,000'
- Win / Win
  - Cost effective for customer
  - Superior ROI for ENSCO
- Three rigs under construction - deliveries mid 2008, early 2009 and late 2009

ENSCO 8500 Series™ Financial Parameters



	E8500	E8501	E8502
Build Cost	$312 M	$338 M	$385 M
Day Rate	Mid 260's *	Low 330's	
ROI	Mid Teens	High Teens	
Capital Recovery	88%	79%	

ENSCO

Comparison of New Floaters

	ENSCO 8500 Deepwater Semi	ENSCO 8501 Deepwater Semi	Discoverer Clear Leader Drillship	Development Driller III Deepwater Semi
Est. Rig Cost ($M)	**$312**	**$338**	**$590**	**$590**
Delivery Date	**Mid 2008**	**Early 2009**	**Early 2009**	**Early 2009**
Contract Term (Yrs)	**4**	**3 ½**	**5**	**7**
Contract Value ($M)	**$385**	**$423**	**$785-858**	**$1,000**
Day Rate (approx.)	**$264,000 ***	**$330,000**	**$450,000 ****	**$390,000**
Day Rate per $1 M of Investment	**$846**	**$976**	**$763**	**$661**

*Effective day rate including amortization of $20 M payment upon rig delivery
**Day rate for 5-year contract or may be converted to 3-yer term at a day rate of $556,000
Note: Est. rig cost includes shipyard, equipment, project management, other ancillary costs, but excludes Cap. Int.

ENSCO

Comparison of New Floaters

	ENSCO 8500 Deepwater Semi	ENSCO 8501 Deepwater Semi	Discoverer Clear Leader Drillship	Development Driller III Deepwater Semi
Est. Rig Cost ($M)	**$312**	**$338**	**$590**	**$590**
Delivery Date	**Mid 2008**	**Early 2009**	**Early 2009**	**Early 2009**
Contract Term (Yrs)	**4**	**3 ½**	**5**	**7**
Contract Value ($M)	**$385**	**$423**	**$785-858**	**$1,000**
Day Rate (approx.)	**$264,000 ***	**$330,000**	**$450,000 ****	**$390,000**
Day Rate per $1 M of Investment	**$846**	**$976**	**$763**	**$661**

*Effective day rate including amortization of $20 M payment upon rig delivery

**Day rate for 5-year contract or may be converted to 3-yer term at a day rate of $556,000

Note: Est. rig cost includes shipyard, equipment, project management, other ancillary costs, but excludes Cap. Int.

Comparison of New Floaters

ENSCO

	ENSCO 8500 Deepwater Semi	ENSCO 8501 Deepwater Semi	Discoverer Clear Leader Drillship	Development Driller III Deepwater Semi
Est. Rig Cost ($M)	**$312**	**$338**	**$590**	**$590**
Delivery Date	**Mid 2008**	**Early 2009**	**Early 2009**	**Early 2009**
Contract Term (Yrs)	**4**	**3 ½**	**5**	**7**
Contract Value ($M)	**$385**	**$423**	**$785-858**	**$1,000**
Day Rate (approx.)	**$264,000 ***	**$330,000**	**$450,000 ****	**$390,000**
Day Rate per $1 M of Investment	**$846**	**$976**	**$763**	**$661**

*Effective day rate including amortization of $20 M payment upon rig delivery
**Day rate for 5-year contract or may be converted to 3-yer term at a day rate of $556,000
Note: Est. rig cost includes shipyard, equipment, project management, other ancillary costs, but excludes Cap. Int.

ENSCO

ENSCO 7500 Economics (through 2006)

Commenced Operations	December 2000
Cost ($M)	$200
Average Day Rate	$172,000
Est. FMV ($M)	$400
Cumulative Pre-tax Cash Flow ($M)	$205
IRR (after taxes)*	18%



*Assuming current rig value of $400 M ($260 M after taxes)

ENSCO Backlog



$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($ in Billions)
Jackups & Other
Semis
$0.3
$0.8
$2.5
$3.2
Feb. 2004
Feb. 2005
Feb. 2006
Feb. 2007

ENSCO

ENSCO Aged Deepwater Backlog



Contracted Semis
Potential ENSCO 8502
($ in Millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$71
$151
$290
$394 (e)
$557 (e)
2007
2008
2009
2010
2011

ENSCO

ENSCO Growth Potential


$1.45 EPS
Potential
From Semis
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$0.62
$1.87
$5.04
$7.04
2004
2005
2006
2007 (e)

Note: 2004 and 2005 restated for FASB 123R. 2007 based on First Call consensus estimate
Potential semi EPS is for 3 new semis and contracted higher dayrate on E7500

ENSCO 8500 Series™ Deepwater Market



David Hensel

Director, Marketing

ENSCO

Singapore - March 23, 2007

ENSCO

Overview

- ENSCO market strategy
- Number of new units ordered
- Delivery dates
- Ultra deepwater rig utilization
- Increasing operator presence in US GOM ultra deepwater
- DP vessels displacing moored vessels
- Leveraging operating cost efficiencies
- Market comparables

ENSCO

Market Strategy to Support Organic Growth

- Deliver value thru a cost-effective proven design with enhanced operating capabilities
- Offer a competitive day rate in an escalating high-demand market
- Initial emphasis on US GOM plus strategic consideration of international markets
- Leverage on strong relationships with large independents plus pursuit of super majors & NOC's
- Contract surety to protect investment economics

Increase in Global Floater Rig Fleet



250
200
150
100
50
0
# of Units
Increase 23%
New 37
Existing 162
Increase 34%
New 13
Existing 38
Semis
Drillships
Existing
New

New Ultra Deepwater Rig Delivery & Contract Status

ENSCO



Jan-06
Apr-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
E-8500
E-8501
E-8502

Contracted

Total = 57
Contracted Semis 31/44
Contracted Drillships 8/13

Available

New Ultra-Deepwater Rig Delivery & Contract Status
Non-Harsh Environment Rigs without Contracts

ENSCO


Jan-06
Apr-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
West Taurus
West Capella
Frigstad Oslo
ENSCO 8502
Maersk Semi Tbn3
CNOOC tbn1

ENSCO

Ultra-Deepwater Rig (+7,500') Utilization



Rigs (Units)
90
80
70
60
50
40
30
20
10
0
100%
35
95%
2
42
82%
12
55
66%
26
54
2007
2008
2009
2010
Contracted
Not Contracted

Gulf of Mexico Ultra-Deepwater Operators

ENSCO

Operator	2006	2009
BP	5	4-5
Chevron	3	4-5
Shell	2	1-3
BHP	2	
Anadarko	2	2
Petrobras	-	6
Hydro	-	2
Noble/Nexen	-	1
Repsol	-	1
Devon	-	1
Statoil	-	1
Marathon	-	1

Note: Hess, Murphy, Dominion, Nexen, Noble, Repsol, Eni and others looking to increase their rig count.

ENSCO

Why DP over Moored?

- More stringent regulations have been implemented by MMS (increase from 8 to 12 point mooring systems)
- Increasing mooring requirements/regulations being implemented by MMS
- Affecting locations that are accessible during hurricane season
- DP vessels are better suited to work in loop current & hurricane-prone environments like GOM

US GOM Deepwater Rigs (+5,000')
DP vs. Moored



Moored
16 Units
DP
26 Units

Projected number of units to be operating in US GOM in 2009

13 of 26 DP vessels are new builds

ENSCO

ENSCO 8500 Series ™
Operating Cost Efficiencies

Operating Cost Advantage

- Results from straight-forward fundamental design reducing excessive maintenance & repair
- Daily US GOM operating cost projected at 70% of competitor's 5th generation rigs ($65,000 vs. $90,000)
- Vessels not classed as "self propelled" thus eliminating requirement for full marine crews

ENSCO

Market Comparables

	ENSCO 8502	Diamond Ocean Confidence	Sea Drill West Sirius	Noble Jim Day
Build cost ($)	385M	600M	500M	600M
Day Rate ($)	450K**	500K	460K	515K
$Rev / $1M Capex	$1,169	$830	$920	$858
Operating Cost (GOM)	65K	90K*	120K*	90K*
Operating Cash Flow/$1M Capex	$1,000	$683	$680	$708

* Estimated

** Assumed rate for illustrative purposes

ENSCO 8500 Series ™ Technical Review



Jeff Saile

Senior Vice President, Business Development, Engineering and Safety

ENSCO

Singapore - March 23, 2007

Overview

- Design Philosophy
- Design and Value Strategy
- Technical Comparison
    - Offline capability
    - Station keeping
- Construction Sequence Pictorial

ENSCO

Design Philosophy

Mission specific design

- Cost-effective deepwater drilling machine
- Operating efficiency
  - Drilling capabilities
  - Loading VDL/hoisting
  - Station keeping
  - Reliable proven equipment & systems
  - Mission critical redundancy

ENSCO

Design and Value Strategy

- Construction friendly
- Solid, proven equipment specifications
- Customer input
- Lessons learned from ENSCO 7500

ENSCO

Design and Value Strategy

1. Construction friendly
   - Flat plate / simple curvature
   - Common steel grades
   - Modular construction
2. Solid, proven equipment & balanced systems
3. Provide customers what they need
4. Equipment upgrades consistent with genuine technological improvements and learnings
5. Cost-effective – both for construction and operation (only DP rigs with non-self propelled classification)

ENSCO

Rig Capacity Comparison

Rig Specification	ENSCO 8500 Series™	Global Santa Fe Development Driller	Transocean Cajun Express
Water Depth	8,500'	7,500'	8,500'
Mooring Type	DP	DP	DP
Drilling Depth	35,000'	37,500'	35,000'
Variable Deck Load	8,000 st	7,716 st	6,612 st
Derrick	201', 2,000,000 lbs	200', 2,000,000	190', 1,500,000
Drawworks	6,000 HP	7,000 HP	6,900 HP
Mud Pumps	4 ea 2,200 HP	4 ea 2,200 HP	4 ea 2,200 HP
Offline Activity	Moon Pool & Drill Floor	Dual Activity	Tri-Act Derrick
Accommodation	150 POB*	160 POB	130 POB

* New marine crew

Offline Activity Comparison

ENSCO

Operation	ENSCO 8500 Series ™	Dual Activity Vessel
Pick up 20"-22" Casing Offline	✓	✓
Run 20" Casing while drilling top hole		✓
Run BOP's on 2nd rotary		✓
Suspend 20" – 22" casing for clean out	✓	✓
Test BOP's with test RAM	✓	✓
Pick up casing & rack in derrick offline	✓	✓
Pick up drill string offline	✓	✓
Make up & rack BHA offline	✓	✓
BOP Trip Saver	✓	✓
Breakout & layout BHA's	✓	✓
Rig up sub sea completions	✓	✓
Run X-tree on 2nd rotary		✓

ENSCO

Station-Keeping Efficiency

	ENSCO 8500 Series™	Typical 5th Gen
Power Plant	35,000 H.P.	+/- 50,000 H.P.
Thrusters (HP)	28,000 H.P.	34,312 H.P.
Displacement (Tons)	39,000 st	51,560 st
H.P./Ton Displacement	0.72	0.66
Thrust Capacity	928,860 lbs	1,124,000 lbs
Lbs of thrust/Ton of displacement	23.8	21.9

ENSCO 8500 Construction Review



ENSCO

Pontoon construction at Batangas



Column section erected into position at Kim Heng



ENSCO

Moving pontoons toward launching in Batangas



Tow Pontoons from Batangas to KFELS Singapore

ENSCO



ENSCO 8500
8500
KST SPACE
ST1170J

ENSCO

First pontoon entering dry dock in Singapore



2nd pontoon entering dry dock in Singapore


ENSCO 8500

ENSCO

Mating pontoons with horizontal cross member



Placing upper column section

ENSCO


3200
MT

ENSCO

Fitting K-braces



ENSCO

ENSCO 8500 positioned along dock


ENSCO 8500

ENSCO 8500 Construction Progress

ENSCO

April 2007



Block – 61
Living Quarters Base
Block – 62
Port Module
Block – 63
STBD Module

ENSCO 8500 Construction Progress

ENSCO

May 2007


Engine House
Block – 65
Mud House Base
Block – 64
Moonpool Module
Block – 66 Base

ENSCO

Block 66 Engine Base


ULTIMA

ENSCO 8500 Construction Progress

June 2007


Living Quarter With Helicopter Deck
Mud House

Deck cranes also to be placed in June

ENSCO

Drill Floor


June 2007

Derrick/CMC Erection

ENSCO


August 2007



Engine Startup


September 2007

Capital Shipyard Projects



Brian Higgins

Director, Capital Projects

ENSCO

Project Management Team

- Role
- Staffing
- Experience Level
- History Working with KFELS

ENSCO 8500 Series Staffing



ENSCO

Capital Shipyard Projects Execution Group (Singapore)


Manager Projects
Administrative Assistant
QA/QC Document Control
Sr. Engineer
Construction Superintendent Planner
Accountant
(5) Project Engineers
(8) QA/QC Inspectors
3 TBA's

Experience Level for Key Players

- Ron Couet (Project Manager) 15 years
- Juan Vesga (Sr. Engineer) 18 years
- Jesus Dayo (Const. Supt./Planner) 22 years
- Ali Kahn (Project Eng. Mechanical) 28 years
- Wil Van Oorschot (Project Eng. HSE/Life Saving) 27 years
- Geoff Marchment (Project Eng. Mechanical) 36 years
- Garret Johnson (Project Engineer Electrical) 5 years
- J-Low (Project Engineer Electrical) 10 years



ENSCO 8500 Supervisory Experience

ENSCO 8500 Supervisor Experience

POSITION	YEARS EXPERIENCE		1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	Yrs Position	Yrs Deep Water	Yrs Industry
MANAGER OPERATIONS	3	IN POSITION																										3		
	10	DEEP WATER																											10	
	25	INDUSTRY																												25
RIG MANAGER	15	IN POSITION																										15		
	21	DEEP WATER																											21	
	33	INDUSTRY																												33
OIM	6	IN POSITION																										6		
	3	DEEP WATER																											3	
	28	INDUSTRY																												28
	1	IN POSITION																										1		
	18	DEEP WATER																											18	
	29	INDUSTRY																												29
BARGE ENGINEER	23	IN POSITION																										23		
	16	DEEP WATER																											16	
	27	INDUSTRY																												27
ELECTRICAL SUPERVISOR	20	IN POSITION																										20		
	29	DEEP WATER																											29	
	31	INDUSTRY																												31
MECHANICAL SUPERVISOR	9	IN POSITION																										9		
	10	DEEP WATER																											10	
	27	INDUSTRY																												27
SUBSEA ENGINEERS	24	IN POSITION																										24		
	24	DEEP WATER																											24	
	34	INDUSTRY																												34

E8500 Supervisor Experience Summary	Years	Average
Total No Years in current Position	101	12.6
Total No Years on Deep Water Rigs	131	16.4
Total number years in Oil Industry	234	29.3

101	131	234	Years
8	8	8	Cell Count
13	16	29	Average

ENSCO

Capital Shipyard Projects History with KFELS/AMFELS

Refurbishment/Upgrade Projects:
KFELS start from 1996

- ENSCO 1 (7 months)
- ENSCO 50 (8 months)
- ENSCO 50 (4 months) – second time
- ENSCO 51 (12 months)
- ENSCO 52 (2 months)
- ENSCO 52 (4 months) – second time
- ENSCO 53 (8 months)
- ENSCO 54 (4 months)
- ENSCO 56 (6 months)
- ENSCO 56 (2 months) – second time
- ENSCO 56 (5 months) – third time
- ENSCO 57 (8 months)
- ENSCO 67 (12 months)

New Builds/New Construction:

- ENSCO 101 (20 months)
- ENSCO 102 (20 months)
- ENSCO 106 (18 months)
- ENSCO 107 (20 months)
- ENSCO 108 (20 months)

Refurbishment/Upgrade Projects:
AMFELS start from 2000

- ENSCO 64 (11 months)
- ENSCO 81 (12 months)
- ENSCO 82 (12 months)
- ENSCO 67 (2 months)
- ENSCO 68 (13 months)
- ENSCO 64 (5 months) – Hurricane Damage
- ENSCO 99 (6 months)
- ENSCO 89 (6 months)
- ENSCO 87 (11 months)

ENSCO

Monitoring Progress

- Coordination with shipyard and vendors
- Frequency of meetings/communication
- Managing the process



Scheduled Networks "Fragnets"

ENSCO

ID	Task Name	DUR	Start	Finish
1				
2	**CONTRACT AWARD**	**0 d**	**15 Sep '06**	**15 Sep '06**
3	CONTRACT AWARD	0 d	15 Sep '06	15 Sep '06
4	**ENGINEERING**	**586 d**	**17 Sep '06**	**25 Apr '08**
5	VENDOR CERTIFIED EQPT DWGS (OFE/OSE) / GMI DESIGN DWGS	76 d	01 Oct '06	15 Dec '06
6	DETAIL ENGINEERING	501 d	21 Oct '06	04 Mar '08
7	SHOP DRAWINGS	469 d	13 Jan '07	25 Apr '08
8	BOOK STEEL	0 d	17 Sep '06	17 Sep '06
9	1ST STEEL MTO FOR LOWER HULL	0 d	19 Sep '06	19 Sep '06
10	1ST STEEL MTO FOR UPPER HULL	0 d	01 Nov '06	01 Nov '06
11	**PROCUREMENT**	**348 d**	**18 Sep '06**	**31 Aug '07**
12	PROCURE / DELIVERY OF STEEL MATERIAL	273 d	18 Sep '06	17 Jun '07
13	PROCURE MAJOR EQUIPMENT (BFE)	228 d	26 Oct '06	10 Jun '07
14	PROCURE / DELIVERY BULK MATERIAL	274 d	01 Dec '06	31 Aug '07
15	**DELIVERY OF MAJOR EQUIPMENT**	**434 d**	**01 Nov '07**	**07 Jan '09**
16	PONTOON EQUIPMENT	175 d	01 Nov '07	23 Apr '08
17	ENGINES / MUD PUMPS & ENCLOSED UPPER HULL EQPT	166 d	07 Apr '08	19 Sep '08
18	COLUMN EQUIPMENT	139 d	01 Apr '08	17 Aug '08
19	OPEN MAIN DECK EQUIPMENT	120 d	22 Jun '08	19 Oct '08
20	DRILL FLOOR EQUIPMENT / DERRICK	152 d	02 Aug '08	31 Dec '08
21	LIVING QUARTERS EQUIPMENT	196 d	26 Jun '08	07 Jan '09
22	**FABRICATION/ ASSEMBLY**	**624 d**	**01 Jun '07**	**13 Feb '09**
23	STRIKE STEEL	0 d	01 Jun '07	01 Jun '07
24	**FAB / ASSM PONTOONS**	**273 d**	**01 Jun '07**	**28 Feb '08**
25	FAB / ASSM PONTOONS - PORT (OUT SOURCE)	260 d	01 Jun '07	15 Feb '08
26	FAB / ASSM PONTOONS - STBD (OUT SOURCE)	258 d	16 Jun '07	28 Feb '08
27	**FAB / ASSM COLUMNS**	**336 d**	**15 Aug '07**	**15 Jul '08**
28	FAB / ASSM LOWER COLUMNS (P & S) (OUT SOURCE)	199 d	15 Aug '07	29 Feb '08
29	FAB / ASSM UPPER COLUMNS (P & S)	183 d	01 Dec '07	31 May '08
30	*ETA OF THRUSTER SCR/ MCC*	30 d	16 Jun '08	15 Jul '08
31	FAB / ASSM BRACING	167 d	01 Dec '07	15 May '08
32	FAB / ASSM BLK-61 (LQ BASE)	182 d	01 Nov '07	30 Apr '08
33	*ETA OF APV BOTTLE RACKS, RISER TENSIONER MANIFOLD, CMC CTRL VALVE UN*	30 d	16 Apr '08	15 May '08
34	*ETA OF BOP HPU EQPT RM EQPT (HYDRIL/OCEANEERING) & ANCHOR WINCHES*	31 d	15 Jun '08	15 Jul '08
35	FAB / ASSM LIVING QUARTERS	196 d	02 Jan '08	15 Jul '08
36	*ETA OF MUX REELS & DIVERTER PANEL ON MEZZ DECK*	31 d	29 Sep '08	29 Oct '08
37	*ETA OF REMOTE BOP/DIVERTER CTRL PANEL*	31 d	30 Oct '08	29 Nov '08
38	*ETA OF BOP MASTER CTRL PANEL*	31 d	30 Oct '08	29 Nov '08
39	FAB / ASSM HELIDECK	105 d	02 Jan '08	15 Apr '08
40	ERECT HELIDECK TO QTRS	30 d	07 May '08	05 Jun '08
41	FAB / ASSM BLK-62 (STBD AFT)	182 d	01 Feb '08	31 Jul '08



2007
2008
A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Contract Award
Strike Steel
Start Erection (Keel Lay)
Dock
Undock
CONTRACT AWARD
VENDOR CERTIFIED EQPT DWGS (OFE/OSE) / GMI DESIGN DWGS
DETAIL ENGINEERING
SHOP DRAWINGS
BOOK STEEL
1ST STEEL MTO FOR LOWER HULL
1ST STEEL MTO FOR UPPER HULL
PROCURE / DELIVERY OF STEEL MATERIAL
PROCURE MAJOR EQUIPMENT (BFE)
PROCURE / DELIVERY BULK MATERIAL
PONTOON EQUIPMENT
STRIKE STEEL
FAB / ASSM HELIDECK

ENSCO

Scheduled Networks
"Baseline CPM Schedule"

Activity ID	Activity Name	Dur	Baseline Start	Baseline Finish	Start	Finish	Plan %	Actual %
B286 E8500 Semi Revising Baseline CPM Sch (J...		845d	20-Sep-05	31-May-08	20-Sep-05 A	31-May-08	46.58%	45.83%
Milestone, Key dates		845d	20-Sep-05	31-May-08	20-Sep-05 A	31-May-08	0%	0%
M00010	Contract Award	0d	20-Sep-05		20-Sep-05 A		100%	100%
M00000	Effective Date	0d	20-Sep-05		20-Sep-05 A		100%	100%
M00020	Strike Steel (Start Construction) - 01 Feb 06	0d	25-Jan-06		25-Jan-06 A		100%	100%
M00025	Tropical Storm "Caloy" / "Chanchu"	2d	12-May-06	13-May-06	12-May-06 A	14-May-06 A	100%	100%
M00030	Keel Lay (01 Jun 06)	0d	24-May-06		24-May-06 A		100%	100%
M00035	Typhoon Xangsane	2d	28-Sep-06	29-Sep-06	28-Sep-06 A	29-Sep-06 A	100%	100%
M00038	Dry-Docking	0d	11-Jan-07	11-Jan-07	11-Jan-07 A	11-Jan-07 A	100%	100%
M00040	Joining of Pontoons (01 Feb 07)	0d	15-Jan-07		14-Jan-07 A		100%	100%
M00050	Start Erect Upper Columns (28 Feb 07)	0d	19-Jan-07		19-Jan-07 A		100%	100%
M00053	Undocking	0d	08-Feb-07	08-Feb-07	08-Feb-07	08-Feb-07	0%	0%
M00055	Mechanical Completion for Power Package	0d	01-Sep-07		01-Sep-07*		0%	0%
M00060	Engine Start Up (7 Oct 07)	0d	08-Oct-07		08-Oct-07*		0%	0%
M00080	Delivery (31 May 08)	0d		31-May-08		31-May-08	0%	0%
Engineering		776d	08-Nov-05	30-Apr-08	08-Nov-05 A	30-Apr-08	0%	0%
E00010	Engineering - Structural	567d	08-Nov-05	14-Sep-07	08-Nov-05 A	14-Sep-07	66.14%	82.48%
E00030	Engineering - Mechanical	548d	01-Dec-05	15-Sep-07	01-Dec-05 A	15-Sep-07	64.78%	50.4%
E00020	Engineering - Piping	538d	12-Dec-05	14-Sep-07	12-Dec-05 A	14-Sep-07	64.31%	96.58%
E00050	Engineering - Naval Arch	707d	09-Jan-06	30-Apr-08	09-Jan-06 A	30-Apr-08	45.69%	47.06%
E00060	Structural Shop Drawings	526d	11-Jan-06	29-Sep-07	11-Jan-06 A	29-Sep-07	61.03%	99%
E00040	Engineering - Electrical & Instrumentation	606d	24-Feb-06	15-Feb-08	24-Feb-06 A	15-Feb-08	47.19%	53.39%
Procurement		673d	01-Jun-06	20-Mar-08	01-Jun-06 A	20-Mar-08	0%	0%
P00010	Delivery of Anodes & Thrusters Recepatacles @ Philippines	6d	01-Jun-06	07-Jun-06	01-Jun-06 A	07-Jun-06 A	100%	100%
P00220	Delivery of Salt Water Service Pump1,2,3,4-Fwd Pontoon	7d	21-Jul-06	31-Jul-06	21-Jul-06 A	31-Jul-06 A	100%	100%
P00012	Delivery of Pumps @ Philippines	25d	21-Jul-06	19-Aug-06	21-Jul-06 A	20-Aug-06 A	100%	100%
P00260	Dely.of Engine Cooling Pump 1,2,3,4-AFT Pontoon	6d	21-Jul-06	28-Jul-06	21-Jul-06 A	30-Jul-06 A	100%	100%
P00210	Delivery of Ballast Pumps 1,2,3,4-FWD Pontoons	9d	08-Aug-06	18-Aug-06	08-Aug-06 A	20-Aug-06 A	100%	100%
P00250	Delivery of Ballast Pumps 5,6,7,8-AFT Pontoon	9d	08-Aug-06	18-Aug-06	08-Aug-06 A	20-Aug-06 A	100%	100%
P00270	Dely.of Hori.Agitator[4]-Port Fwd Column Space	23d	02-Oct-06	01-Nov-06	02-Oct-06 A	01-Nov-06 A	100%	100%



2006
2007
2008
Strike Steel (Start Construction) - 01 Feb 06
Tropical Storm "Caloy" / "Chanchu"
Keel Lay (01 Jun 06)
Typhoon Xangsane
Dry-Docking
Joining of Pontoons (01 Feb 07)
Start Erect Upper Columns (28 Feb 07)
Undocking
Engine Start Up
Structural Shop D
Delivery of Pumps @ Philippines
Delivery of Ballast Pumps 1,2,3,4-FWD Pontoons

- Primary Baseline
- Actual Work
- Remaining Work
- Critical Remaining Work
- Milestone
- Summary

Construction Schedule (Revision 2) for Ensco-8500
Semi-Submersible Drilling Platform

As-of : 28-Jan-07
Filename : B286-8A
Layout : KFELS - Ensco 8500 D-All

Benefits/Challenges of Managing Multiple Projects

- Working as a Team
- Cost-Effective
- Construction Friendly

Status of Projects



ENSCO

ENSCO

Scheduled Networks
S-Curve


KEPPEL FELS LIMITED
B286 ENSCO-8500
SEMISUBMERSIBLE DRILLING RIG
OVERALL S-CURVE
Percentage
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
9/25/2005
10/9/2005
10/23/2005
11/6/2005
11/20/2005
12/4/2005
12/18/2005
1/1/2006
1/15/2006
1/29/2006
2/12/2006
2/26/2006
3/12/2006
3/26/2006
4/9/2006
4/23/2006
5/7/2006
5/21/2006
6/4/2006
6/18/2006
7/2/2006
7/16/2006
7/30/2006
8/13/2006
8/27/2006
9/10/2006
9/24/2006
10/8/2006
10/22/2006
11/5/2006
11/19/2006
12/3/2006
12/17/2006
12/31/2006
1/14/2007
1/28/2007
2/11/2007
2/25/2007
3/11/2007
3/25/2007
4/8/2007
4/22/2007
5/6/2007
5/20/2007
6/3/2007
6/17/2007
7/1/2007
7/15/2007
7/29/2007
8/12/2007
8/26/2007
9/9/2007
9/23/2007
10/7/2007
10/21/2007
11/4/2007
11/18/2007
12/2/2007
12/16/2007
12/30/2007
1/13/2008
1/27/2008
2/10/2008
2/24/2008
3/9/2008
3/23/2008
4/6/2008
4/20/2008
5/4/2008
5/18/2008
Week

ENSCO

Capital Projects
Key Milestone ENSCO 8500

Milestone	Plan	Actual	Days Variance	% Comp
Contract Award	09/20/05	09/20/05	0	100%
Strike Steel	03/01/06	01/25/06	35	100%
Keel Laying	06/01/06	05/24/06	8	100%
Launching of Pontoons/Batangas	12/19/06	12/23/06	(4)	100%
Undocking of Pontoons/Singapore	02/28/07	02/08/07	20	100%
Main Engine Start-Up	10/15/07	-	0	0%
Sea Trials (Start)	05/08/08	-	0	0%
Shipyard Delivery	05/31/08	-	0	0%


ENSCO

ENSCO

Deepwater – A Key Component of ENSCO's Strategy

- Cost-effective design and operations
- Addressing "Heart of the Deepwater Market"
- Leveraging off of existing capabilities and customer / vendor relationships
- Excellent execution track record
- Compelling economics
- Win / Win approach

